EXHIBIT 13.2

Certification by the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of JD.com, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on April 27, 2018, as amended by Amendment No. 1 thereto (the “Report”), I, Sidney Xuande Huang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 29, 2018

By:	/s/ Sidney Xuande Huang
	Name:	Sidney Xuande Huang
	Title:	Chief Financial Officer